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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K/A

                           (Originally Filed June 19, 2003)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Amended Report June 20, 2003
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                       (Date of earliest event reported)


                                  DATAMEG CORP
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


                  000-12493                             13-3134389
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         (Commission File Number)              (IRS Employer Identification No.)


  20 Park Plaza, Suite 463, Boston, MA                      02116
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(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code (617) 948-2680
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Item 5.  Other Events.
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On June 13, 2003, DataMEG Corp. issued a press release titled: "DataMEG Corp. Issues Term Sheet to Acquire 100% of Subsidiary, CAS Communications, Inc." The text of the press release, which is attached as Exhibit 99.01, is incorporated by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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  EXHIBITS
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Designation           Description
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Exhibit 99.01         News Release dated June 13, 2003



SIGNATURE

Pursuant to the requirement of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP.

Date: June 20, 2003


By: /s/ Andrew Benson
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Andrew Benson
President and Sole Director
(principal executive and chief financial officer)